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                                                            Exhibit 23 (h)(iii)

                                   AMENDMENT 1
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
               The Investment Companies comprising the Lord Abbett
              Family of Funds (each, a "Fund" or collectively, the
                       "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

          Lord Abbett Series Fund, Inc.
                All Value Portfolio
                America's Value Portfolio
                Growth Opportunities Portfolio

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of April, 2003.

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     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Agreement to be executed in its name and on its behalf by its duly authorized representative.


                                  On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                  By:   /s/ Joan A. Binstock
                                        -------------------------------------
                                        Joan A. Binstock
                                        Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                  LORD, ABBETT & CO. LLC

                                  By:   /s/ Robert S. Dow
                                        -----------------------------
                                        Robert S. Dow
                                        Managing Member


     Attested:

     /s/ Paul A. Hilstad
     ---------------------------
     Paul A. Hilstad
     Member, General Counsel

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                    EXHIBIT 1 (AMENDED AS OF APRIL 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Blend Trust
          Lord Abbett Small-Cap Blend Fund
     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Global Fund, Inc.
          Equity Series
          Income Series
     Lord Abbett Investment Trust
          Balanced Series
          Core Fixed Income Fund
          Lord Abbett High Yield Fund
          Limited Duration U.S. Government Securities Series
          Lord Abbett Total Return Fund
          U.S. Government Securities Series
     Lord Abbett Large-Cap Growth Fund
     Lord Abbett Mid-Cap Value Fund, Inc.
     Lord Abbett Research Fund, Inc.
          Lord Abbett America's Value Fund
          Lord Abbett Growth Opportunities Fund
          Large-Cap Series
          Small-Cap Value Series
     Lord Abbett Securities Trust
          Alpha Series
          Lord Abbett All Value Fund
          International Series
          Lord Abbett Micro-Cap Growth Fund
          Lord Abbett Micro-Cap Value Fund
     Lord Abbett Series Fund, Inc.
          All Value Portfolio
          America's Value Portfolio
          Bond-Debenture Portfolio
          Growth and Income Portfolio
          Growth Opportunities Portfolio
          International Portfolio
          Mid-Cap Value Portfolio

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     Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett California Tax-Free Income Fund
          Lord Abbett Connecticut Tax-Free Income Fund
          Lord Abbett Hawaii Tax-Free Income Fund
          Lord Abbett Minnesota Tax-Free Income Fund
          Lord Abbett Missouri Tax-Free Income Fund
          Lord Abbett National Tax-Free Income Fund
          Lord Abbett New Jersey Tax-Free Income Fund
          Lord Abbett New York Tax-Free Income Fund
          Lord Abbett Texas Tax-Free Income Fund
          Lord Abbett Washington Tax-Free Income Fund
     Lord Abbett Tax-Free Income Trust
          Florida Series
          Georgia Series
          Michigan Series
          Pennsylvania Series
     Lord Abbett U.S. Government Securities Money Market Fund, Inc.

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                                   AMENDMENT 2
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
               The Investment Companies comprising the Lord Abbett
              Family of Funds (each, a "Fund" or collectively, the
                       "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

          Lord Abbett Investment Trust
                Lord Abbett Convertible Fund

          Lord Abbett Securities Trust
                Lord Abbett Large-Cap Value Fund

          Lord Abbett Tax-Free Income Trust
                Lord Abbett Insured Intermediate Tax-Free Fund

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of June, 2003.

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     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Agreement to be executed in its name and on its behalf by its duly authorized representative.


                                  On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                  By:   /s/ Joan A. Binstock
                                        -------------------------------------
                                        Joan A. Binstock
                                        Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                  LORD, ABBETT & CO. LLC

                                  By:   /s/ Robert S. Dow
                                        ---------------------------
                                        Robert S. Dow
                                        Managing Member


     Attested:

     /s/ Paul A. Hilstad
     ------------------------
     Paul A. Hilstad
     Member, General Counsel

                     EXHIBIT 1 (AMENDED AS OF JUNE 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Blend Trust
            Lord Abbett Small-Cap Blend Fund
     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Global Fund, Inc.
            Equity Series
            Income Series
     Lord Abbett Investment Trust
            Balanced Series
            Core Fixed Income Fund
            Lord Abbett High Yield Fund
            Limited Duration U.S. Government Securities Series
            Lord Abbett Total Return Fund
            U.S. Government Securities Series
            Lord Abbett Convertible Fund
     Lord Abbett Large-Cap Growth Fund
     Lord Abbett Mid-Cap Value Fund, Inc.
     Lord Abbett Research Fund, Inc.
            Lord Abbett America's Value Fund
            Lord Abbett Growth Opportunities Fund
            Large-Cap Series
            Small-Cap Value Series
     Lord Abbett Securities Trust
            Alpha Series
            Lord Abbett All Value Fund
            International Series
            Lord Abbett Micro-Cap Growth Fund
            Lord Abbett Micro-Cap Value Fund
            Lord Abbett Large-Cap Value Fund
     Lord Abbett Series Fund, Inc.
            All Value Portfolio
            America's Value Portfolio
            Bond-Debenture Portfolio
            Growth and Income Portfolio
            Growth Opportunities Portfolio
            International Portfolio
            Mid-Cap Value Portfolio

     Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett California Tax-Free Income Fund
            Lord Abbett Connecticut Tax-Free Income Fund
            Lord Abbett Hawaii Tax-Free Income Fund
            Lord Abbett Minnesota Tax-Free Income Fund
            Lord Abbett Missouri Tax-Free Income Fund
            Lord Abbett National Tax-Free Income Fund
            Lord Abbett New Jersey Tax-Free Income Fund
            Lord Abbett New York Tax-Free Income Fund
            Lord Abbett Texas Tax-Free Income Fund
            Lord Abbett Washington Tax-Free Income Fund
     Lord Abbett Tax-Free Income Trust
            Florida Series
            Georgia Series
            Michigan Series
            Pennsylvania Series
            Lord Abbett Insured Intermediate Tax-Free Fund
     Lord Abbett U.S. Government Securities Money Market Fund, Inc.